Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Keith Rickard, President and Chief Executive Officer of BakBone Software Incorporated (the “Registrant”), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)    the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 16, 2004

/s/ Keith Rickard
Keith Rickard
President and Chief Executive Officer
(Principal Executive Officer)